Joint Filer Information

Title of Security:          Common Stock and Warrants

Issuer & Ticker Symbol:     SEARCHLIGHT MINERALS CORP. (SRCH)

Designated Filer:           Luxor Capital Group, LP

Other Joint Filers:         Luxor Capital Partners, LP (the "Onshore Fund");
                            Luxor Spectrum, LLC (the "Spectrum Onshore Fund");
                            Luxor Wavefront, LP (the "Wavefront Fund");
                            Luxor Capital Partners Offshore Master Fund, LP
                                 (the "Offshore Master Fund");
                            Luxor Capital Partners Offshore, Ltd.
                                 (the "Offshore Feeder Fund");
                            Luxor Spectrum Offshore Master Fund, LP
                                 (the "Spectrum Offshore Master Fund")
                            Luxor Spectrum Offshore, Ltd.
                                 (the "Spectrum Offshore Feeder Fund");
                            Luxor Management, LLC ("Luxor Management");
                            LCG Holdings, LLC ("LCG Holdings"); and
                            Christian Leone

Addresses:                  The address of each of the Onshore Fund,
                            the Spectrum Onshore Fund, the Wavefront Fund,
                            Luxor Management, LCG Holdings and Mr. Leone is
                            767 Fifth Avenue, 19th Floor,
                            New York, New York 10153.

                            The address of each of the Offshore Master Fund, the Offshore Feeder Fund, the Spectrum Offshore Master Fund and the Spectrum Offshore Feeder Fund is c/o M&C Corporate Services Limited,
                            P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.


Signatures:


Dated:  February 26, 2010

                            LUXOR CAPITAL PARTNERS, LP
                            By: LCG Holdings, LLC, as General Partner


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel


                            LUXOR CAPITAL PARTNERS OFFSHORE, LTD.
                            By: Luxor Capital Group, LP, as investment manager


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel

                            LUXOR SPECTRUM, LLC
                            By: LCG Holdings, LLC, as Managing Member


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel



                            LUXOR SPECTRUM OFFSHORE, LTD.
                            By: Luxor Capital Group, LP, as investment manager



                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel


                            LUXOR WAVEFRONT, LP
                            By: LCG Holdings, LLC, as General Partner


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel


                            LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP
                            By: LCG Holdings, LLC, as General Partner


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel


                            LUXOR SPECTRUM OFFSHORE MASTER FUND, LP
                            By: LCG Holdings, LLC, as General Partner


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel


                            LUXOR CAPITAL GROUP, LP
                            By: Luxor Management, LLC, as General Partner


                                     By: /s/ Norris Nissim
                                         -----------------
                                             Norris Nissim,
                                             General Counsel

                            LCG HOLDINGS, LLC


                            By: /s/ Norris Nissim
                                -----------------
                                    Norris Nissim,
                                    General Counsel


                            LUXOR MANAGEMENT, LLC


                            By: /s/ Norris Nissim
                                -----------------
                                    Norris Nissim,
                                    General Counsel


                            /s/ Adam Miller
                            --------------------------------------
                                Adam Miller, as Attorney-in-Fact
                                For Christian Leone

                                POWER OF ATTORNEY


     The undersigned hereby makes, constitutes and appoints each of Adam Miller and Elena Cimador as the undersigned's true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

     The undersigned also hereby grants to each such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

     This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of January 20, 2006.


/s/ Christian Leone
-------------------
Christian Leone



                        ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF NEW YORK )
                      :  ss.:
COUNTY OF NEW YORK)

     On January 20, 2006, before me, the undersigned personally appeared, Christian Leone, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                  /s/ Michael J. Sadler
                                                  ---------------------
                                                      Michael J. Sadler
                                                      Notary Public

                                    [Notary Stamp and Seal]